EXECUTIVE INCENTIVE COMPENSATION PLAN FISCAL PERIOD 2019 Acknowledgement of receipt and agreement of Executive Incentive Compensation Plan as described herein. Executive Signature Date US.120224666.01

WINNEBAGO INDUSTRIES, INC. EXECUTIVE INCENTIVE COMPENSATION PLAN Fiscal Period 2019 1. Purpose. The purpose of the Winnebago Industries, Inc. Executive Incentive Compensation Plan (the “Plan”) is to promote the growth and profitability of Winnebago Industries, Inc. (the “Company”) by providing members of its executive leadership team, together with certain of its officers and other employees designated in the discretion of the Human Resources Committee (the “Committee”) with an incentive to achieve designated corporate objectives and to attract and retain personnel who will contribute to the achievement of growth and profitability of the Company. 2. Authority; Administration. a. 2014 Omnibus Equity, Performance Award, and Incentive Compensation Plan. Any cash awards payable under this Plan shall be paid under and pursuant to the terms of the Company’s 2014 Omnibus Equity, Performance Award, and Incentive Compensation Plan (the “Stock Plan”), and the terms of this Plan and any determinations made hereunder shall constitute terms and conditions of the cash award under the Stock Plan. Terms not otherwise defined in this Plan shall have the meaning set forth in the Stock Plan. b. Administrator. The Plan shall be administered by the Committee appointed by the Board of Directors. c. Powers and Duties. The Committee shall have sole discretion and authority to make any and all determinations necessary or advisable for administration of the Plan and may amend or revoke any rule or regulation so established for the proper administration of the Plan. All interpretations, decisions, or determinations made by the Committee pursuant to the Plan shall be final and conclusive. d. Annual Approval. The Committee must approve the Plan and specific financial objectives and targets within the first 90 days of each new fiscal year. 3. Participation Eligibility. a. Each Participant must be (i) a member of the Company’s executive leadership team, (ii) an officer of the Company or (iii) an employee of the Company designated in the discretion of the Committee with responsibilities that may have a significant impact on the Company’s financial or operational results. b. The Committee will approve all initial participation for each new Plan year. The Plan year shall be the fiscal year of the Company. c. The Committee will make the determination on participation for new participants. Unless otherwise determined by the Committee, participants must be employed as US.120224666.01 of the end of the fiscal year and must have worked at least three months during the fiscal year to be eligible for any incentive payment. 4. Nature of the Plan. The incentive award is based upon the level of achievement of one or more performance measurement objectives applying business criteria to one or more of the Plan participants, one or more business segments, units or divisions of the Company, or the Company as a whole, whether on an absolute basis, rate basis, or relative to a peer group of companies or other benchmark and may also include a performance measurement objective that evaluates a Plan participant’s individual contributions to the Company, as determined in the discretion of the Committee. The Plan is an annual program that provides for annual measurements of financial and/or operational performance and an opportunity for an annual incentive payment based on such performance results. The performance measurements for this Plan (other than any individual contribution performance measurements) will be based upon one or more pre-established financial or operational performance measurements, while any individual contribution measures shall be established in the discretion of the Committee. The Committee will (i) establish the performance objectives for each Plan participant including a target, a minimum threshold below which an incentive will not be paid, and a maximum incentive level and (ii) communicate them to each Plan participant through an individual award schedule. The Committee has determined that one or more of the following financial performance objectives shall be used: Enterprise and / or Business Unit Operating Income Enterprise and / or Business Unit Net Sales Growth Enterprise and / or Business Unit Working Capital In addition, the Committee may, at the time and in a manner similar to the financial and/or operational performance measurements, establish one or more individual contribution performance measurements for each Plan participant as a part of his or her underlying award. The Committee reserves the right to increase or reduce the total amount of any individual’s awards in its discretion. Performance measure achievement levels may be adjusted to include or exclude specific items of an unusual nature or non-operating or significant events not anticipated by the Committee when the performance measurements were established, as determined by the Committee in its sole discretion and as permitted by the Stock Plan. The Committee delegates to the CEO the authority to establish the incentive (Target) for employees other than officers subject to Section 16 of the Exchange Act. 5. Method of Payment. Individual participant incentive targets, expressed as a percentage of base salary or a flat dollar amount, are approved annually by the Committee. Actual incentive awards can range from 0% to 200% of a Plan participant’s incentive target, and shall be communicated to Plan participants through an individual award schedule. 2 US.120224666.01

The amount of each participant’s incentive compensation for the fiscal year shall be in direct proportion to the resulting financial or operational performance of the relevant measure expressed as a percentage (Performance Factor) against predetermined compensation targets for that participant. The results for the fiscal year will be used in identifying the Performance Factor to be used when calculating the participant’s incentive compensation. If individual contribution performance measures were established by the Committee, the Committee shall evaluate such contribution performance measures in determining the effect on the amount of the incentive compensation. Incentive awards are paid in cash. The cash payment, if any, shall be awarded as soon as practical after the final measurement of financial and/or operational performance for the fiscal year and overall incentive amounts have been approved by the Committee in October following fiscal year end, but in no event later than 2 ½ months after the end of the fiscal year. Any payment made under this Plan shall be subject to any employment and income tax withholding and other deductions as required by law. 6. Change in Control. In the event of a Corporate Transaction (as defined below), then the surviving or successor entity may continue, assume or replace awards outstanding under the Plan as of the date of the Corporate Transaction (with such adjustments as may be required or permitted by the Stock Plan), and such awards or replacements therefor shall remain outstanding and be governed by their respective terms. If and to the extent that outstanding awards under the Plan are not continued, assumed or replaced in connection with a Corporate Transaction (or in the case of a Change of Control that does not constitute a Corporate Transaction), then the awards under the Plan shall fully vest immediately prior to the effective time of the Corporate Transaction, meaning that each performance measure objectives is deemed to have been satisfied at the target level of performance and the vested portion of the award at that level of performance is proportionate to the portion of the performance period that has elapsed as of the effective time of the Corporate Transaction. If and to the extent that awards under this Plan are continued, assumed or replaced, and participant experiences an involuntary termination of employment to the Company after the Change in Control but prior to the award’s payment, for reasons other than Cause, then the awards under this Plan shall immediately vest in full, meaning that each performance measure objectives is deemed to have been satisfied at the target level of performance or, in the discretion of the Committee, at the actual level of performance (if determinable). “Change in Control” means one of the following: (1) An Exchange Act Person becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing 30% or more of the combined voting power of the 3 US.120224666.01

Company’s then outstanding Voting Securities, except that the following will not constitute a Change in Control: (A) any acquisition of securities of the Company by an Exchange Act Person from the Company for the purpose of providing financing to the Company; (B) any formation of a Group consisting solely of beneficial owners of the Company's voting securities as of the effective date of this Plan; or (C) any repurchase or other acquisition by the Company of its Voting Securities that causes any Exchange Act Person to become the beneficial owner of 30% or more of the Company’s voting securities. If, however, an Exchange Act Person or Group referenced in clause (A), (B) or (C) above acquires beneficial ownership of additional Company Voting Securities after initially becoming the beneficial owner of 30% or more of the combined voting power of the Company’s Voting Securities by one of the means described in those clauses, then a Change in Control will be deemed to have occurred. (2) Individuals who are Continuing Directors cease for any reason to constitute a majority of the members of the Board of Directors. (3) A Corporate Transaction is consummated, unless, immediately following such Corporate Transaction, all or substantially all of the individuals and entities who were the beneficial owners of the Company’s Voting Securities immediately prior to such Corporate Transaction beneficially own, directly or indirectly, more than 50% of the combined voting power of the then outstanding Voting Securities of the surviving or acquiring entity resulting from such Corporate Transaction (including beneficial ownership through any parent of such entity) in substantially the same proportions as their ownership, immediately prior to such Corporate Transaction, of the Company's Voting Securities. “Continuing Director” means an individual (i) who is, as of the effective date of the Plan, a director of the Company, or (ii) who becomes a director of the Company after the effective date hereof and whose initial election, or nomination for election by the Company’s stockholders, was approved by at least a majority of the then Continuing Directors but excluding, for purposes of this clause (ii), an individual whose initial assumption of office occurs as the result of an actual or threatened proxy contest involving the solicitation of proxies or consents by a person or Group other than the Board, or by reason of an agreement intended to avoid or settle an actual or threatened proxy contest. “Corporate Transaction” means (i) a sale or other disposition of all or substantially all of the assets of the Company, or (ii) a merger, consolidation, share exchange or similar transaction involving the Company, regardless of whether the Company is the surviving entity. “Exchange Act Person” means any natural person, entity or Group other than (i) the Company or any affiliate; (ii) any employee benefit plan (or related trust) sponsored or maintained by the Company or any affiliate; (iii) an underwriter temporarily holding securities in connection with a registered public offering of such securities; or (iv) an entity whose Voting Securities are beneficially owned by the beneficial owners of the 4 US.120224666.01

Company’s Voting Securities in substantially the same proportions as their beneficial ownership of the Company’s Voting Securities. “Group” means two or more persons who act, or agree to act together, as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding, voting or disposing of securities of the Company. “Voting Securities” of an entity means the outstanding equity securities (or comparable equity interests) entitled to vote generally in the election of directors of such entity. 7. Recoupment of Incentive Compensation. Notwithstanding anything herein to the contrary, cash payments paid in connection with the Plan shall be subject to forfeiture and recoupment to the extent required under federal law and in accordance with Section 14 of the Stock Plan. 8. Governing Law. Except to the extent preempted by federal law, the consideration and operation of the Plan shall be governed by the laws of the State of Iowa. 9. Employment Rights. Nothing in this Plan shall confer upon any employee the right to continue in the employ of the Company, or affect the right of the Company to terminate an employee’s employment at any time, with or without Cause. 5 US.120224666.01